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Exhibit 10.1

SIXTH AMENDMENT TO COMBINED CREDIT AGREEMENTS

        THIS SIXTH AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of March 19, 2003, but effective as of December 31, 2002 (the "Amendment"), among Forest Oil Corporation, a New York corporation (the "U.S. Borrower"), Canadian Forest Oil Ltd. and each other subsidiary of Canadian Forest which becomes a "Borrower" (as defined in the Canadian Credit Agreement) under the Canadian Credit Agreement (the "Canadian Borrowers"), each of the lenders that is a signatory to, or which becomes a signatory to, the U.S. Credit Agreement (together with its successors and assigns, the "U.S. Lenders"), each of the lenders that is a signatory to, or which becomes a signatory to, the Canadian Credit Agreement (together with its successors and assigns, the "Canadian Lenders", and together with the U.S. Lenders, the "Combined Lenders"), Bank of America, N.A., as U.S. Syndication Agent, Citibank, N.A., as U.S. Documentation Agent, J.P. Morgan Bank Canada, successor to The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Bank of Montreal, as Canadian Syndication Agent, The Toronto-Dominion Bank, as Canadian Documentation Agent, and JPMorgan Chase Bank, successor to The Chase Manhattan Bank, as Global Administrative Agent (in such capacity, together with its successors in such capacity, the "Global Administrative Agent").

W I T N E S S E T H:

        1.     The U.S. Borrower, Global Administrative Agent, the U.S. Syndication Agent, the U.S. Documentation Agent, and the U.S. Lenders are parties to that certain Credit Agreement dated as of October 10, 2000, as previously amended (as previously amended, the "U.S. Credit Agreement"), pursuant to which the U.S. Lenders agreed to make loans to and extensions of credit on behalf of the U.S. Borrower.

        2.     The Canadian Borrowers, Global Administrative Agent, the Canadian Administrative Agent, the Canadian Syndication Agent, the Canadian Documentation Agent, and the Canadian Lenders are parties to that certain Credit Agreement dated as of October 10, 2000, as previously amended (as previously amended, the "Canadian Credit Agreement", and together with the U.S. Credit Agreement, the "Combined Credit Agreements"), pursuant to which the Canadian Lenders agreed to make loans to and extensions of credit on behalf of the Canadian Borrowers.

        3.     The parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements as follows:

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

        I.    Amendments to U.S. Credit Agreement.

        A.    The definition of "Indebtedness" in Section 1.1 of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

  "    "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of Property or services (excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (j) all obligations of such Person with respect to any arrangement, directly or indirectly, whereby such Person or its Subsidiaries shall sell or transfer any material asset, and whereby such Person or any of its Subsidiaries shall then or immediately thereafter rent or lease as lessee such asset or any part thereof, (k) all recourse and support obligations of such Person or any of its Subsidiaries with respect to the sale or discount of any of its accounts receivable, and (l) all obligations of such Person with respect to Production Payments sold by such Person or any prepayments for oil and gas production or other similar agreements; provided, however, that, with respect to determining the amount of Indebtedness under clause (a) or clause (b) above, any application of Financial Accounting Standard No. 133 which would have the effect of increasing or decreasing the principal amount of any obligation for borrowed money shall be disregarded. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor."

        B.    Section 7.12(b) of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

  "    (b) Except for hedged positions that are closed out with contracts with Canadian Forest regarding the physical delivery of Hydrocarbons, Borrower will not permit the Net Liabilities for all Hedging Agreements entered into by Producers Marketing to be less than a negative U.S.$100,000 at any time. Except for contracts regarding the physical delivery of Hydrocarbons that are closed out either with Hedging Agreements or other fixed price physical delivery contracts, Borrower will not permit the aggregate market value of all fixed price physical delivery contracts in respect of Hydrocarbons to be less than a negative U.S.$100,000 at any time."

        II.    Effectiveness. This Amendment shall become effective as of December 31, 2002 on the date hereof when the Global Administrative Agent shall have received:

        A.    Counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrowers, the Global Administrative Agent and at least the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party); and

        B.    An amendment fee of $5,000 for the account of each Combined Lender executing this Amendment and returning its signature page to the Global Administrative Agent on or before 4:00 p.m., Houston time, March 19, 2003.

        III.    Reaffirmation of Representations and Warranties. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrowers hereby reaffirm, as of the date hereof, the following:

          (i)    The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the "Combined Loan Parties") set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

          (ii)   Each of the U.S. Borrower and its Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          (iii)  The execution, delivery and performance by U.S. Borrower of this Amendment and each other Combined Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Combined Loan Party of this Amendment and each other Combined Loan Document executed or to be executed by it, are within U.S. Borrower's and each such Combined Loan Party's corporate, limited liability company and/or partnership powers, and have been duly authorized by all necessary corporate, limited liability company and/or partnership action, and if required, stockholder, member and/or partner action. This Amendment and each other Combined Loan Document executed or to be executed by it has been duly executed and delivered by U.S. Borrower and constitutes, and this Amendment and each other Combined Loan Document executed or to be executed by any Combined Loan Party, when executed and delivered by such Combined Loan Party, will constitute, a legal, valid and binding obligation of U.S. Borrower or such Combined Loan Party (as the case may be), enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (iv)  The execution, delivery and performance by the U.S. Borrower of this Amendment and each other Combined Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Combined Loan Party of this Amendment and each Loan Document executed or to be executed by such Combined Loan Party, (a) do not require any Governmental Approval or third party approvals, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Combined Loan Documents, (b) will not violate any applicable Governmental Rule or the Organic Documents of U.S. Borrower or any such Combined Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon U.S. Borrower or any such Combined Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by U.S. Borrower or any such Combined Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of U.S. Borrower or any such Combined Loan Party except Liens created under the Combined Loan Documents.

          (v)   No Default under the Combined Loan Documents has occurred and is continuing and the U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

          (vi)  No event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

        IV.    Defined Terms. Except as amended hereby, terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.

        V.    Reaffirmation of Combined Credit Agreements. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

        VI.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        VII.    Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

        VIII.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

        IX.    Headings. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

        X.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        XI.    No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrowers, the Combined Lenders, the Global Administrative Agent, and the other "agents" under the Combined Credit Agreements have executed this Amendment as of the date first above written.

U.S. BORROWER
FOREST OIL CORPORATION
By:	/s/ CAROLINE M. MCCLURG
Name:	Caroline M. McClurg
Title:	Treasurer
CANADIAN BORROWER
CANADIAN FOREST OIL LTD.
By:	/s/ JOAN C. SONNEN
Name:	Joan C. Sonnen
Title:	Vice President
AGENTS AND COMBINED LENDERS
JPMORGAN CHASE BANK, successor to The Chase Manhattan Bank, as Global Administrative Agent and as a U.S. Lender
By:	/s/ ROBERT C. MERTENSOTTO
Name:	Robert C. Mertensotto
Title:	Managing Director
BANK OF AMERICA, N.A., as U.S. Syndication Agent and as a U.S. Lender
By:	/s/ RICHARD L. STEIN
Name:	Richard L. Stein
Title:	Principal
CITIBANK, N.A., as U.S. Documentation Agent and as a U.S. Lender
By:	/s/ DOUG WHIDDON
Name:	Douglas Whiddon
Title:	Attorney-in-Fact

BANK OF MONTREAL, as a U.S. Lender
By:	/s/ CAHAL B. CARMODY
Name:	Cahal B. Carmody
Title:	Director
TORONTO DOMINION (TEXAS), INC., as a U.S. Lender
By:	/s/ DEBBIE A. GREENE
Name:	Debbie A. Greene
Title:	Vice President
ABN AMRO BANK N.V., as a U.S. Lender
By:	/s/ FRANK R. RUSSO JR.
Name:	Frank R. Russo Jr.
Title:	Group Vice President
By:	/s/ QUANDRA L. KELLEY
Name:	Quandra L. Kelley
Title:	Assistant Vice President
BANK OF SCOTLAND, as a U.S. Lender
By:	/s/ ANNIE GLYNN
Name:	Annie Glynn
Title:	Senior Vice President
BANK ONE, NA (Main Office Chicago), as a U.S. Lender
By:	/s/ J. SCOTT FOWLER
Name:	J. Scott Fowler
Title:	Director, Capital Markets

NORDEA BANK FINLAND, PLC, as a U.S. Lender
By:	/s/ ANNE ENGEN
Name:	Anne Engen
Title:	Vice President
By:	/s/ ALISON BAS
Name:	Alison Bas
Title:	Vice President
FORTIS CAPITAL CORP., as a U.S. Lender
By:
Name:
Title:
By:
Name:
Title:
U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender
By:
Name:
Title:
BNP PARIBAS, formerly Paribas, as a U.S. Lender
By:	/s/ BETSY JOCHER
Name:	Betsy Jocher
Title:	Vice President
By:	/s/ POLLY SCHOTT
Name:	Polly Schott
Title:	Vice President

CREDIT AGRICOLE INDOSUEZ, as a U.S. Lender
By:	/s/ PAUL A. DYTRYCH
Name:	Paul A. Dytrych
Title:	Vice President, Sr. Relationship Manager
By:	/s/ PHILLIP J. SALTER
Name:	Phillip J. Salter
Title:	Vice President, Sr. Relationship Manager
CREDIT SUISSE FIRST BOSTON, as a U.S. Lender
By:	/s/ S. WILLIAM FOX
Name:	S. William Fox
Title:	Director
By:	/s/ IAN W. NALITT
Name:	Ian W. Nalitt
Title:	Associate
GENERAL ELECTRIC CAPITAL CORPORATION as a U.S. Lender
By:
Name:
Title:
MIZUHO CORPORATE BANK, formerly The Fuji Bank, Limited, as a U.S. Lender
MIZUHO CORPORATE BANK, formerly The Industrial Bank of Japan, Limited, New York Branch, as a U.S. Lender
By:
Name:
Title:
THE BANK OF NEW YORK, as a U.S. Lender
By:	/s/ PETER W. KELLER
Name:	Peter W. Keller
Title:	Vice President

HIBERNIA NATIONAL BANK, as a U.S. Lender
By:	/s/ D. MAHONEY
Name:	Daria Mahoney
Title:	Vice President
UFJ BANK, formerly known as The Sanwa Bank, Limited, as a U.S. Lender
By:	/s/ CLYDE L. REDFORD
Name:	Clyde L. Redford
Title:	Senior Vice President
SOCIETE GENERALE, SOUTHWEST AGENCY, as a U.S. Lender
By:	/s/ SPENCER N. SMITH
Name:	Spencer N. Smith
Title:	Vice President
ING CAPITAL LLC, as a U.S. Lender
By:	/s/ RONALD SCHERPENHUIJSEN ROM
Name:	Ronald Scherpenhuijsen Rom
Title:	Managing Director
COMERICA BANK—TEXAS, as a U.S. Lender
By:	/s/ THOMAS G. RAJAN
Name:	Thomas G. Rajan
Title:	Vice President
J.P. MORGAN BANK CANADA, successor to The Chase Manhattan Bank of Canada, as Canadian Administrative Agent
By:	/s/ D. MCDONALD
Name:	Drew McDonald
Title:	Vice President

JPMORGAN CHASE BANK, TORONTO BRANCH, as a Canadian Lender
By:	/s/ D. MCDONALD
Name:	Drew McDonald
Title:	Vice President
BANK OF MONTREAL, as Canadian Syndication Agent and as a Canadian Lender
By:	/s/ J.B. WHITMORE
Name:	James B. Whitmore
Title:	Managing Director
THE TORONTO-DOMINION BANK, as Canadian Documentation Agent and as a Canadian Lender
By:	/s/ D. BRITO
Name:	Debbi L. Brito
Title:	Asst. Mgr., Credit Administration & Compliance
BANK OF AMERICA, N.A., Canada Branch, as a Canadian Lender
By:
Name:
Title:
WASHINGTON MUTUAL BANK, FA, as a U.S. Lender
By:	/s/ DAVID W. PHILLIPS
Name:	David W. Phillips
Title:	Vice President

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  Exhibit 10.1